FOR PURCHASE OF STOCK OF

                                  HOME REALTY AND INVESTMENT CORP., INC.

                                              BY AND BETWEEN

                                       PAUL S. RUBEO AND PETER LEON

                                                  SELLER

                                                   AND

                                             E-PAWN.COM, INC.

                                                  BUYER

                                       DATED: AS OF APRIL 17, 2000

                                            TABLE OF CONTENTS

                                                                            Page

ARTICLE I: DEFINITIONS AND RULES OF CONSTRUCTION...............................1
ARTICLE II: SALE AND PURCHASE..................................................5
ARTICLE III: REPRESENTATIONS AND WARRANTIES....................................7
ARTICLE IV: COVENANTS.........................................................16
ARTICLE V : TAXES.............................................................20
ARTICLE VI: INDEMNITY.........................................................20
ARTICLE VII: CONDITIONS PRECEDENT.............................................22
ARTICLE VIII: MISCELLANEOUS...................................................24


EXHIBITS:


EXHIBIT A:        EMPLOYMENT AGREEMENTS FOR SELLER
                  EX. A-1 PETER LEON; EX. A-2 PAUL S. RUBEO

EXHIBIT B:        SCHEDULE OF DISCHARGED LIABILITIES
EXHIBIT C:        SCHEDULE OF TARGET ACCOUNTS
EXHIBIT D:        DISCLOSURE SCHEDULE
EXHIBIT E:        OPINION OF COUNSEL FOR SELLER ADDRESSED TO BUYER
EXHIBIT F:        OPINION OF COUNSEL FOR BUYER ADDRESSED TO SELLER
EXHIBIT G:        FINANCIAL STATEMENTS

                           PURCHASE AND SALE AGREEMENT



entered into by and between Paul S. Rubeo and Peter Leon of Fort Lauderdale, Florida (jointly referred to as "Seller"), and E-Pawn.com, Inc., a Nevada corporation, having an office at 2855 University Dr., Suite 200, Coral Springs, Florida 33065 ("Buyer").

         This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, 80% of the outstanding capital stock ("Target Shares") of Home Realty & Investment Corp., Inc. ("Target"), in return for the consideration set forth herein, including $115,000.00 in cash and 250,000 shares or more of Buyer's common stock, par value $.001 per share ("Buyer Common Stock") at Closing and $50,000.00 cash and 250,000 shares of Buyer Common Stock on the first anniversary of the Closing date.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

                                    ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

         1.1 DEFINITIONS. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this section have the meanings herein assigned to them and the capitalized terms defined elsewhere in this Agreement, by inclusion in quotation marks and parentheses, shall have the meanings so ascribed to them.

                  1.1.1   "ACCOUNTS"   means  the  accounts  payable  of  Target
         identified on Exhibit C of this Agreement, which are all of the accounts payable of Target owed to Persons related to the use or operation of the Target that are, or as of the Closing Date will be, past due.

                  1.1.2 "AFFILIATE" means, with respect to any specified Person, a Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. With respect to a corporation, control shall mean a direct or indirect ownership of more than 50 percent of the voting stock.

                  1.1.3 "AGREED RATE" means a rate per annum calculated on a 360-day basis which is equal to the lesser of:

                           (a) a rate which is two percent  above the prime rate
                  of interest as published by THE WALL STREET JOURNAL under the heading "Money Rates" or another similar heading in its first issue of each calendar month (adjusted each month to reflect any changes in the rate), or

                           (b) the maximum rate from time to time permitted by applicable law.

                  1.1.4 "AGREEMENT" means this Purchase and Sale Agreement, including the Exhibits.

                  1.1.5 "BUSINESS DAY" means any day when commercial banks are generally open for regular business in the City of Fort Lauderdale, Florida.

                  1.1.6  "CLOSING"   means  the  closing  of  the   transactions
         contemplated by   this Agreement at 10:00 a.m., local time, at Seller's
         offices in Fort Lauderdale, Florida, on the Closing Date.

                  1.1.7 "CLOSING DATE" means on or before April 17, 2000; provided, however, that the Parties by mutual agreement may extend the Closing Date until a Business Day on or before August 31, 2000.

                  1.1.8 "CODE" means the United States Internal Revenue Code of 1986, as amended.

                  1.1.9 "CORPORATE DOCUMENTS" means a corporation's articles of incorporation (or charter or certificate of incorporation), by-laws, minutes, resolutions, or the equivalent documents.

                  1.1.10 "DISCHARGED LIABILITIES" means all liabilities and obligations of the Target owed to the Seller, and all other liabilities and obligations of the Target set forth in Exhibit B; provided, however, that the Discharged Liabilities shall not include any liability or obligation of the Seller or Target under this Agreement.

                  1.1.11 "DISCLOSURE SCHEDULE" means Exhibit D on which is scheduled any exceptions to the representations and warranties of the Seller and the Target and all items required by Sections 3.1.6, 3.1.8, 3.3.2, 3.3.8, 3.3.9, 3.3.10, and 3.3.13.

                  1.1.12 "EFFECTIVE DATE" shall mean 12:01 a.m., April 17, 2000, Eastern Time.

                   1.1.13 "EMPLOYEE BENEFIT PLAN" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

                  1.1.14  "ENVIRONMENTAL  CLAIMS"  means  actions,   claims,  or
         proceedings by Third Persons associated with Target's assets and based on Environmental Conditions or Environmental Law.

                  1.1.15 "ENVIRONMENTAL CONDITION" means a condition that exists prior to the Effective Date, and only to the extent in existence on the Effective Date, with respect to the air, land, soil, surface, subsurface strata, surface water, ground water, or sediments which causes Target to be not in compliance with an Environmental Law.

                  1.1.16   "ENVIRONMENTAL   LAW"  means  any  Law   relating  to
         pollution, the protection of the environment, or the release or disposal of waste materials.

                  1.1.17   "ENVIRONMENTAL    MATTER"   means   an  Environmental
         Condition or an  Environmental Claim.

                  1.1.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  1.1.19   "GAAP"  means  United   States   generally   accepted
         accounting principles as in effect from time to time.

                  1.1.20 "GOVERNMENTAL BODY" means any federal, state, republic, territorial, national, tribal, county, municipal, or other federal, state or local governmental authority or judicial or regulatory agency, board, body, department, bureau, inspectorate, ministry, commission, instrumentality, court, tribunal or quasi-governmental authority in any jurisdiction (domestic or foreign) having jurisdiction over any Party to this transaction, or any of the transactions or matters contemplated by this Agreement.

                  1.1.21 "KNOWLEDGE" means the actual knowledge of a Party's corporate officers and their direct reports, after reasonable inquiry.

                  1.1.22 "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or un liquidated, and whether due or to become due), including any liability for Taxes.

                  1.1.23 "LOSSES" means any and all losses, costs, expenses, liabilities, claims, demands, penalties, fines, assessments, settlements, damages and any related expenses of whatever kind or nature, including, without limitation, legal, accounting, consulting and investigation expenses and litigation costs, but excluding consequential damages of a Party.

                  1.1.24   "PARTY" means either Buyer or Seller.

                  1.1.25 "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization, other business entity or Governmental Body.

                  1.1.26  "TAX"  means  any and  all  fees  (including,  without limitation,  documentation, license, recording, filing and registration fees), taxes (including without limitation, gross receipts, ad valorem, value added, environmental tax, turnover, sales, use, property (tangible and intangible), stamp, leasing, lease, user, leasing use, excise, franchise, transfer, fuel, excess profits, occupational, interest equalization, and other taxes), levies, imposts, duties, charges or withholdings of any nature whatsoever, imposed by any Governmental Body or taxing authority thereof, domestic or foreign, together with any and all penalties, fines, additions to Tax and interest thereon, whether or not such Tax shall be existing or hereafter adopted.

                  1.1.27 "THIRD PERSON" means a Person other than a Party or an Affiliate of a Party.

                  1.1.28 OTHER DEFINITIONS IN THIS AGREEMENT. The following terms shall have the respective meanings ascribed to them as found on the pages of this Agreement set forth below opposite such terms:





       TERM

                                                                       PAGE

       AAA Rules..............................................................28
       Buyer...................................................................1
       Claim Notice...........................................................20
       Disputed Claim.........................................................22

       Indemnified Party......................................................20
       Laws....................................................................8
       Notice Period..........................................................21
       Purchase Consideration..................................................6
       Seller..................................................................1
       Target..................................................................1
       Target Shares...........................................................1

         1.2      RULES OF CONSTRUCTION.  For purposes of this Agreement:

                  1.2.1  GENERAL.  Unless the context otherwise requires

                           (a) "or" is not exclusive;

                           (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                           (c) words in the singular include the plural and words in the plural include the singular;

                           (d) words in the masculine include the feminine and words in the feminine include the masculine;

                           (e) any date  specified  for any action that is not a
                  Business Day shall be deemed to mean the first Business Day after such date; and

                           (f) a reference to a Person includes its successors and assigns.

                  1.2.2 ARTICLES AND SECTIONS. References to Articles and Sections are, unless otherwise specified, to Articles and Sections of this Agreement. Neither the captions to Articles or Sections hereof nor the Table of Contents shall be deemed to be a part of this Agreement.

                  1.2.3 EXHIBITS. The Exhibits form a part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement.

                  1.2.4 OTHER AGREEMENTS. References herein to any agreement or other instrument shall, unless the context otherwise requires (or the definition thereof otherwise specifies), be deemed references to that agreement or instrument as it may from time to time be changed, amended or extended.

                                   ARTICLE II
                                SALE AND PURCHASE

         2.1 BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, the Target Shares for the consideration specified in this Article II. The Target Shares constitute ____ shares of common stock, par value ___ per share, of Target.

         2.2 PURCHASE CONSIDERATION. The Buyer agrees (i) to pay to Seller $115,000 in cash in immediately available funds at Closing and $50,000 cash in immediately available funds on the first anniversary of the Closing Date, and
(ii) to issue and deliver at Closing 250,000 shares of Buyer Common Stock and all dividends and other rights which attach to or flow from the 250,000 shares of Buyer's Common Stock as of and following the Effective Date, including, without limitation, the right to receive the stock dividend of shares in Ubuy Network.com to be paid to all holders of Buyer Common Stock of record on April 17, 2000, and (iii) to issue and deliver to Seller 250,000 shares of Buyer's Common Stock on the first anniversary of the Closing Date (the "Purchase Consideration").

         2.3 DELIVERIES AT THE CLOSING. At the Closing, (i) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 2.3.1, below, (ii) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in Section 2.3.2, below, (iii) the Seller will deliver to the Buyer stock certificates representing the Target Shares, endorsed in blank or accompanied by duly executed assignment documents, and (iv) the Buyer will deliver to the Seller the Purchase Consideration required for Closing specified in Section 2.2, above.

                  2.3.1   SELLER RESPONSIBILITY.

                 (a) the Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified in this Agreement to be satisfied by Seller has been satisfied in all respects including a release of all Discharged Liabilities including but not limited to those listed on Exhibit B;

                 (b) the Buyer shall have received from counsel to the Seller an opinion in form and substance as set forth in Exhibit E attached hereto, addressed to the Buyer, and dated as of the Closing Date;

                 (c) the Buyer shall have received the resignations, effective as of the Closing, of each director and officer of the Target other than those whom the Buyer shall have specified in writing at least one business day prior to the Closing; and

                  (d)    all  actions  to  be  taken by the Seller in connection
          with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

                  2.3.2     BUYER'S RESPONSIBILITY.

                  (a) the Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified in this Agreement to be satisfied by Buyer has been satisfied in all respects;

                  (b)the Seller shall have received from counsel to the Buyer an opinion in form and substance as set forth in Exhibit F attached hereto, addressed to the Seller, and dated as of the Closing Date; and

                  (c) all actions to be taken by the Buyer in connection
         with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  3.1  SELLER.  Seller represents and warrants to Buyer that:

                  3.1.1 AUTHORITY. Seller has the power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and this Agreement has been duly executed and delivered by Seller.

                  3.1.2. VALIDITY OF AGREEMENT. This Agreement is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with the terms of this Agreement, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the enforcement of creditors' rights in general. The enforceability of this Agreement against Seller is further subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.1.3 NO VIOLATION. To the best of Seller's knowledge and belief, the execution and delivery of this Agreement and the performance by the Seller of the terms of this Agreement do not conflict with or result in a violation of any agreement, instrument, order, writ, judgment or decree to which Seller is a party or is subject.

                   3.1.4 LEGAL PROCEEDINGS.  As of the  date of this  Agreement, there are no pending suits, actions, arbitrations, mediations or proceedings as to which Seller has been served process or received notice before any court or Governmental Body which would adversely affect the Target, or hinder, impede or prevent Seller from consummating the transactions contemplated by this Agreement. To Seller's Knowledge, there are no pending suits, actions, arbitrations, mediations or proceedings as to which Seller has not been served process or received notice, or that are threatened before any court or Governmental Body which would adversely affect the Target, or hinder, impede or prevent Seller from consummating the transactions contemplated by this Agreement.

                   3.1.5 COMPLIANCE WITH APPLICABLE LAWS. To the best of Seller's knowledge and belief, Target is in all material respects in compliance with any applicable laws, orders, rules, regulations, judgments or decrees of any Governmental Bodies relating to the business of Target and its assets, including the common or civil law, and including, but not limited to, those relating to occupational safety and health, consumer product safety, employee benefits, environmental laws, zoning laws or regulations or other applicable laws or regulations ("Laws"), except insofar as non-compliance with Laws would not diminish Buyer's ownership of the Target or interfere with Buyer's operation of the Target.

                   3.1.6 TARGET SHARES. The Seller holds of record and has authority to transfer the number of Target Shares set forth next to his name on the Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting Target Shares.

                   3.1.7 NO CONSENTS REQUIRED. No preferential purchase rights, consents, approvals or other action by, or filing with any Person or Governmental Body is required in connection with the execution, delivery and performance by Seller of this Agreement, except for ministerial acts of Governmental Bodies in connection with filing instruments of transfer of title and except for Consents that will be delivered to Buyer by Seller at Closing.

                   3.1.8 PAYMENTS. To the best of Seller's knowledge and belief, except only for Taxes and those matters listed on the Disclosure Schedule, no payments of any kind are required to be made by Seller to Third Persons or an Affiliate of Seller under any contract or otherwise with respect to the Target.

                   3.1.9 DISCLOSURE. To Seller's Knowledge, there are no facts or circumstances affecting or relating to the Target that might result in Losses to Seller or Buyer for any Environmental Matter or for any violation of ERISA or under any Employee Benefit Plan.

                   3.1.10 ADVERSE CLAIMS. To Seller's Knowledge, no Person has asserted or has threatened to assert any claim, fact, liability, interest, condition, or event that, if true and valid, would violate any representation or warranty of Seller.

                   3.2     BUYER.  Buyer represents and warrants to Seller that:

                   3.2.1 ORGANIZATION AND STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, its jurisdiction of incorporation. Buyer has all corporate powers to own its properties and to operate its business as now owned and operated by it.

                   3.2.2 AUTHORITY. Buyer has the corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action and this Agreement has been duly executed and delivered by Buyer.

                  3.2.3..VALIDITY OF AGREEMENT. This Agreement is a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with the terms of this Agreement, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the enforcement of creditors' rights in general. The enforceability of this Agreement against Buyer is further subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  3.2.4 NO VIOLATION. The execution and delivery of this Agreement and the performance by Buyer of the terms of this Agreement do not conflict with or result in a violation of the Corporate Documents of Buyer or of any agreement, instrument, order, writ, judgment or decree to which Buyer is a party or is subject.

                  3.2.5 ADVERSE CLAIMS. To Buyer's Knowledge, no Person has asserted or has threatened to assert any claim, fact, liability, interest, condition, or event that, if true and valid, would violate any representation or warranty of Buyer.

                  3.2.6 NO CONSENT REQUIRED. No preferential purchase rights, consents, approvals or other action by, or filing with any Person or Governmental Body is required in connection with the execution, delivery and performance by Buyer of this Agreement, except for ministerial acts of Governmental Bodies in connection with filing instruments of transfer of title and except for Consents that will be delivered to Seller by Buyer at Closing.

                  3.2.7 LEGAL PROCEEDINGS. As of the date of this Agreement, there are no pending suits, actions, arbitrations, mediations or proceedings as to which Buyer has been served process or received notice before any court or Governmental Body which would hinder, impede or prevent Buyer from consummating the transactions contemplated by this Agreement. To Buyer's Knowledge, there are no pending suits, actions, arbitrations, mediations or proceedings as to which Buyer has not been served process or received notice, or that are threatened before any court or Governmental Body which would hinder, impede or prevent Buyer from consummating the transactions contemplated by this Agreement.

                  3.2.8 BUYER COMMON STOCK. All shares of Buyer Common Stock issuable to Seller pursuant to this Agreement upon issuance will be duly authorized, validly issued, fully paid and nonassessable. Seller shall receive valid title to all such shares, free and clear of all liens, encumbrances, and security agreements. Such shares will not be subject to any options, warrants, rights, encumbrances or the like and will not be subject to or in violation of any preemptive rights, rights of first refusal or the like.

                  3.2.9 INVESTMENT. Buyer is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. Buyer acknowledges that the Target Shares are restricted securities under applicable law. Buyer is acquiring the Target Shares for its own account and not with a view to distribution. Buyer agrees not to sell, transfer, assign, hypothecate, pledge or otherwise dispose of any of the Target Shares unless (a) such transaction has been registered under the Securities Act and applicable state or other law, or (b) pursuant to an exemption therefrom. Buyer has been afforded full access to all books, records, financial statements and other documents related to Target and the opportunity to ask questions and to obtain any additional information relative to Target.

                  3.2.10 REPORTS AND FINANCIAL STATEMENTS. Since April 18 2000, Buyer has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the Securities Act and Securities Exchange Act of 1934, as amended (the "Exchange Act"), all of which complied at the time of filing in all material respects with all then applicable requirements of the Securities Act and the Exchange Act. None of such forms, reports or documents, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The consolidated financial statements (including the related notes thereto) of Buyer contained in such forms, reports and documents present fairly the financial position of Buyer as of their respective dates, and the results of its operations and changes in its financial position for the periods presented therein, all in conformity with GAAP applied on a consistent basis, except as otherwise noted therein, and subject in the case of quarterly financial statements to normal year- end audit adjustments and except that the quarterly financial statements do not contain all of the footnote disclosures required by GAAP.

                  3.2.11 CAPITALIZATION. As of the date of this Agreement, the total authorized capital stock of Buyer consists of 500,000,000 shares of Buyer Common Stock (of which 148,433,820 shares are issued and outstanding) and 10,000,000 shares of preferred stock (of which no shares are issued and outstanding) , and 100,000,000 shares of Class A Preferred Stock (of which 100,000,000 shares are issued and outstanding).

                  3.2.12  FINANCIAL  STATEMENTS.  Exhibit  "H"  attached to this
         Agreement and made a part hereof by reference is comprised of the audited balance sheets of the Corporation for the fiscal years ended as of May 31, 1999 and 1998 and the related statements of income and retained earnings for the years ending on those dates. The financial states in Exhibit "H" have been prepared by the Corporation's certified public accountants in accordance with GAAP, and they are complete and correct and fairly present the financial position of the Corporation for the respective periods indicated.

                  3.2.13 PERMITS AND LICENSES. Buyer presently has all licenses, permits and other authorizations from federal, state, and local authorities necessary for the conduct of the business presently conducted by Buyer, and Buyer has not received any notice to the contrary. Buyer is in compliance with all applicable federal, states and local laws, rules and regulations relating to the conduct of its business and operations and assets and has not received any notice to the contrary.

                  3.2.14 LEGAL COMPLIANCE. The conduct of the Buyer's business does not violate or infringe any federal, state, local or other laws, statutes, ordinances, or regulations, the enforcement of which could materially and adversely affect the business or operations of Buyer or the value of its properties and assets.

         3.3 REPRESENTATIONS AND WARRANTIES CONCERNING THE TARGET. The Seller represents and warrants to the Buyer that the statements contained in this
Section 3.3 are correct and complete in all material respects as of the date of this Agreement and will be correct and complete in all material respects as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3.3).

                  3.3.1 ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. The Target is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify would not cause a material adverse effect on the Seller. Target has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged (and in which it presently proposes to engage) and to own and use the properties owned and used by it. The Seller has delivered to the Buyer correct and complete in all material respects copies of the charter and bylaws of Target (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of Target are correct and complete in all material respects. Target is not in default under or in violation of any provision of its charter or bylaws.

                  3.3.2 CAPITALIZATION. As of the date of this Agreement the total authorized capital stock of Target consists of ______ shares of common stock and no shares of preferred stock, of which _______shares of common stock are issued and outstanding. All of the issued and outstanding Target Shares have been duly authorized, are validly issued, fully paid, and non-assessable, and are held of record by the Seller. There are no outstanding or authorized preferred stock, options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Target.

                  3.3.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Target is subject or any provision of the charter or bylaws of Target or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Target is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

                  3.3.4   FINANCIAL STATEMENTS. Attached hereto as Exhibit G are
         the following financial statements of Target (collectively the "Financial Statements"): (i) unaudited balance sheets and statements of income as of and for the twelve months ended December 31, 1997 and 1998; and (ii) unaudited balance sheets and statements of income (the "Most Recent Financial Statements") as of and for the twelve months ended December 31, 1999 (the "Most Recent Fiscal Year End") for the Target. Also attached as part of Exhibit G are the Federal Income Tax
         Returns for 1998 and 1999 for the Target. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Target as of such dates and the results of operations of Target for such periods, are correct and complete in all material respects, and are consistent with the books and records of Target (which books and records are correct and complete in all material respects).

                  3.3.5 UNDISCLOSED LIABILITIES. To the best of Seller's knowledge and belief, Target has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Financial Statements (rather than in any notes thereto) and (ii) Liabilities which have arisen after the Most Recent Fiscal Year End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law), and any Liabilities not required by GAAP to be set forth on the face of the Most Recent Financial Statements.

                  3.3.6 LEGAL COMPLIANCE. To the best of Seller's knowledge and belief, Target has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against Target alleging any failure so to comply.

                  (A) TAX MATTERS.

                  (i) Target has filed all Tax Returns that it was required to file except for any Tax Returns which the failure to file would not cause a material adverse effect on Target. All such Tax Returns were correct and complete in all material respects. All Taxes owed by Target (whether or not shown on any Tax Return) have been paid. Target currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where Target does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of Target that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (ii) Target has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (B) TITLE TO ASSETS. Target has good and marketable title to, or a valid leasehold interest in, the properties and assets used by Target, located on its premises, or shown on the Most Recent Financial Statements or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Financial Statements.

                  3.3.7    INTELLECTUAL PROPERTY.

                  (a) To Seller's Knowledge, Target has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Seller and the directors and officers (and employees with responsibility for Intellectual Property matters) of Target has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Target must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of Seller and the directors and officers (and employees with responsibility for Intellectual Property matters) of Target, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of Target.

                  3.3.8 CONTRACTS. The Disclosure Schedule lists the following contracts and other agreements to which Target is a party:

                 (a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $5,000 per annum;

                 (b) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to Target, or involve consideration in excess of $25,000;

                 (c)    any agreement concerning a partnership or joint venture;

                 (d) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $50,000.00 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                 (e) any agreement concerning confidentiality or noncompetition;

                 (f) any   agreement  with  the  Seller  and  their   respective
         Affiliates;

                 (g) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  (h)      any collective bargaining agreement;

                  (i) any agreement for the employment of any individual on a full- time, part-time, consulting, or other basis providing annual compensation in excess of $50,000.00 or providing severance benefits;

                  (j) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (k) any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Target; or

                  (L) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $25,000.00 per annum.

         The Seller has delivered to Buyer a correct and complete in all material respects copy of each written agreement listed in the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in the Disclosure Schedule. With respect to each such agreement, to the best of Seller's knowledge and belief:
(A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and to Seller's Knowledge no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

                  3.3.9 NOTES AND  ACCOUNTS  RECEIVABLE.  Except as disclosed in
         Section 3.3.9 of the Disclosure Schedule, all notes and accounts receivable of Target are reflected properly on Target's books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts, if any, set forth on the face of the Most Recent Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Target.

                  3.3.10 INSURANCE. The Disclosure Schedule sets forth the material information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which Target has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five years.

                  3.3.11 PRODUCT LIABILITY. To the best of Seller's knowledge and belief, Target has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by Target.

                  3.3.12 EMPLOYEE BENEFITS. With respect to any Employee Benefit Plan that Target maintains or ever has maintained or to which Target contributes, ever has contributed, or ever has been required to contribute, the Seller has delivered to the Buyer correct and complete in all material respects copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan. Target does not maintain and has never maintained or contributed, or has never been required to contribute to any Employee Welfare Plan providing medical, health, or life insurance or other welfare-type benefits for current or future employed or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 4980B).

                  3.3.13 CERTAIN BUSINESS RELATIONSHIPS WITH TARGET. Except as described on the Disclosure Schedule, the Seller has not been involved in any business arrangement or relationship with Target within the past 12 months, and the Seller does not own any asset, tangible or intangible, which is used in the business of Target.

                  3.3.14 DISCLOSURE. The representations and warranties contained in this Section 3.3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3.3 not misleading.

                                   ARTICLE IV
                                    COVENANTS

         4.1      SELLER'S COVENANTS.  Seller covenants with Buyer as follows:

                  4.1.1 ACCESS. Except as set forth in Articles V and VI, from the date hereof to the Closing Date, Seller shall afford and shall cause to be afforded to Buyer and Buyer's representatives full and reasonable access to the Target, to all books and records in the possession or control of Target regarding its assets, and to the charter, by-laws, minutes, and corporate resolutions of the Target.

                  4.1.2 EXCLUSIVE DEALING. From and after the date of this Agreement until Closing, except as otherwise consented to by Buyer in writing, and except for the termination of dealings with other parties with whom Seller had previously communicated regarding the purchase of the Target Shares, Seller shall not either directly or indirectly through a representative:

                  (a) provide information to any Person or representative of such Person, which would assist such Person in evaluating the prospects of purchasing the Target or its assets;

                  (b) initiate, encourage, solicit, analyze or respond to any inquiries, offers, proposals, bids, or other investigations by any Person to acquire all or any of the Target Shares (other than to indicate that the Target Shares are not for sale);

                  (c) enter into or agree to enter into any transaction, the result of which would interfere, hinder, delay or materially change the effect of the transaction contemplated by this Agreement; or

                  (d) negotiate with any Person with respect to any such transaction.

                  4.1.3    CONDUCT OF BUSINESS.

                  (a)      Prior to Closing, Seller shall:

                           (i) maintain, repair and operate the Target in accordance with standard practices and the practices historically employed with respect to the business of Target and comply in all material respects with Laws and perform in all material respects the obligations under the Contracts;

                           (ii) provide Buyer, as soon as reasonably practicable following receipt by Seller, with written notice of all proposals regarding the business and assets of Target;

                           (iii) maintain the Target in its present customary offices, except to the extent that the assets are moved for use at work locations and returned to their present customary locations after the work is complete; and

                           (iv) promptly notify Buyer of any loss, damage, or injury to, relating to, or wholly or partly caused by, any of the assets of Target.

                  (b) Without the consent of Buyer, prior to Closing Seller shall not permit Target to:

                           (i) incur obligations with respect to, or undertake any transactions relating to, the Target, other than transactions (1) in the normal, usual and customary manner, (2) of a nature and in an amount consistent with prior practice, and (3) in the ordinary course of business and operating the Target;

                           (ii) enter into any new material agreements or commitments with respect to the business of the Target;

                           (iii) abandon or scrap any material part of the assets of Target; or

                           (iv)sell, lease, rent, encumber, hypothecate, or otherwise dispose of any part of, or interest in, any of the assets of Target other than in the ordinary course of business.

         4.2 COVENANTS OF SELLER AND BUYER. Seller and Buyer covenant to each other as follows:

                  4.2.1 COMPLIANCE WITH CONDITIONS PRECEDENT. Each Party shall use its best efforts to cause the conditions precedent set forth in
         Article VII, applicable to such Party, to be fulfilled and satisfied as soon as practicable but in any event prior to Closing.

                  4.2.2 PREPARATION OF CLOSING DOCUMENTS. With respect to Closing Documents, each Party shall deliver proposed forms of all other documents to be delivered at Closing pursuant to this Agreement for which such Party is responsible no later than one day prior to Closing.

                  4.2.3 PRESS RELEASE. Prior to and following Closing, neither Party shall make any press release or other announcement in connection with this Agreement or the transactions contemplated hereby without first consulting with the other Party and accommodating all reasonable requests to the other Party regarding the statements made in such press release or announcement. Following such consultation and good faith attempt to make reasonable accommodations, either Party may make any announcement or press release that upon advice of counsel is either required by applicable Law or the rules of any stock exchange.

                  4.2.4 BROKERS. The Parties represent to each other that no broker, finder, financial advisor, investment banker, or similar person has been retained by a Party in connection with this Agreement, other than Bentley, Ross & Bara, Inc. of Coral Springs, Florida.

                  4.2.5 POST-CLOSING ACCESS. Except as otherwise expressly provided herein, from and after the Closing Date, Buyer and Seller shall reasonably cooperate and afford each other or cause to be afforded to their respective officers, employees, accountants and other representatives access, upon reasonable notice, during business hours with respect to the facility to which access has been requested, to review and copy the books, documents, databases, or other records relating to the Target and its assets (which books, documents, databases, records, or employees files or other information the Parties shall cooperate and assist one another in identifying and locating), interview, depose or seek testimony of employees, provide assistance in proceedings with employees as witnesses or advisors, investigate the physical premises, take photographs or videotapes, identify employees and contractors with knowledge of any matter which is the subject of a claim for which a Party has responsibility and make such employees available to such Party and provide reasonable office space to do any of the foregoing in connection with any matter affecting or alleged to affect the Party requesting such access.

                  4.2.6 FURTHER ASSURANCES. Each Party shall, from time to time at the request of the other, and without further consideration, execute and deliver such other instruments of sale, transfer, conveyance, assignment, clarification and termination and take such other action as the Party making the request may require to effect the intentions of the Parties, including those required to sell, transfer, convey and assign to, and vest in Buyer, and to place Buyer in possession of the Target Shares and the assets and business of Target, and to give Buyer full and unencumbered rights of ownership, operation, use, possession, and enjoyment of the Target Shares. Seller intends to convey 80% of the capital stock of Target at Closing.

                  4.2.7 FILES TRANSFER. Seller shall deliver to Buyer at the offices of Target the originals of all the files and records relating to the Target. Seller shall have the right to make copies of all originals. For five years after Closing, Seller shall have the right, during regular business hours, and at her expense, to inspect and copy the files and records relating to the Target.

                  4.2.8 POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing:

                  (A) GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (except to the extent the requesting Party is entitled to indemnification thereof under Article VI below).

                  (B) BUY OUT OPTION. Buyer shall have the exclusive option to purchase the remaining 20% of the shares of Target held by Seller at any time after three years from the Closing Date and before the expiration of five years from the Closing Date by payment of five times the earnings per share of the Target before provision for federal income tax for the twelve months preceding the exercise of the option.

                                    ARTICLE V
                                      TAXES

         5.1 TAX PROCEEDINGS. If Buyer or any of Buyer's Affiliates receives notice of any examination, claim, adjustment or other proceeding relating to the liability for Taxes of or with respect to Seller for any period Seller is or may be liable under this Agreement, Buyer shall notify Seller in writing within 10 days of receiving notice thereof. As to any such Taxes for which Seller is or may be liable under this Agreement, Seller shall at Seller's expense control or settle the contest of such examination, claim, adjustment or other proceeding, and shall indemnify Buyer against all Losses in connection therewith. The Parties shall cooperate with each other and with their respective Affiliates in the negotiation and settlement of any proceeding described in this Article. Buyer shall provide, or cause to be provided, to Seller necessary authorizations, including powers of attorney, to control any proceeding which Seller is entitled to control pursuant to this Article.

                                   ARTICLE VI
                                    INDEMNITY

         6.1 INDEMNIFICATION BY SELLER. Seller shall indemnify, defend and hold harmless Buyer from and against all Losses based upon, arising out of, in connection with, or relating to any breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement.

         6.2 INDEMNIFICATION BY BUYER. Buyer shall indemnify, defend and hold harmless Seller from and against all Losses based upon, arising out of, in connection with, or relating to any breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement.

         6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, covenants, and warranties and agreements made by the Seller in this Agreement and in any document delivered or to be delivered pursuant hereto or in connection with the closing hereunder shall survive the closing.

         6.4 METHOD OF ASSERTING CLAIMS. All claims for indemnification under this Agreement shall be asserted and resolved as follows:


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

                  6.4.1 THIRD PERSON CLAIMS. If any claim for which a Party providing indemnification (the "Indemnifying Party") would be liable to a Party or any of its officers, directors, employees, agents or representatives entitled to indemnification hereunder (the "Indemnified Party") is asserted against or sought to be collected by a Third Person, the Indemnified Party shall promptly notify the Indemnifying Party of such claim, specifying the nature of such claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim) (the "Claim Notice"). The Indemnifying Party shall have 30 days from its receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party

                  (a)   whether  or  not  it  disputes  its  liability  to   the
        Indemnified Party hereunder with respect to such claim, and

                  (b) if it does not dispute such liability, whether or not it desires, at its sole cost and expense, to defend the Indemnified Party against such claim; provided, however, that the Indemnified Party is hereby authorized prior to and during the Notice Period (up to the receipt of the notice from the Indemnifying Party) to file any motion, answer or other pleading, submission or document which it shall deem necessary or appropriate to protect its interests. If the Indemnifying Party notifies the Indemnified Party within the Notice Period that it does not dispute such liability and desires to defend against such claim or demand, then, except as hereinafter provided, the Indemnifying Party shall have the right to defend such claim or demand by appropriate proceedings, which proceedings shall be promptly settled or prosecuted to a final conclusion, in such a manner as to avoid any risk of the Indemnified Party becoming subject to liability. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its own cost and expense. If the Indemnifying Party disputes its liability with respect to such claim, or elects not to defend against such claim, whether by not giving timely notice as provided above or otherwise, the Indemnified Party shall have the right but not the obligation to defend against such claim, and the amount of any such claim, or if the same be contested by the Indemnifying Party or by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful, shall be conclusively deemed to be a liability of the Indemnifying Party hereunder (subject, if it has timely disputed liability, to a determination in accordance with this Agreement that the disputed liability is covered by this Article).

                  6.4.2 OTHER CLAIMS. In the event that the Indemnified Party shall have a claim against the Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a Third Person, the Indemnified Party shall promptly send a Claim Notice with respect to such claim to the

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

         Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the Notice Period that it disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

         6.5 PAYMENT. Payments in regard to Third Person claims under this Agreement shall be made as follows:

                  6.5.1 PAYMENT OF UNDISPUTED AMOUNT. If the Indemnifying Party is required to make any payment, the Indemnifying Party shall promptly pay the Indemnified Party the amount so determined. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation as shall not be subject to dispute. Upon the payment in full of any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any Person or other entity with respect to the subject matter of such claim.

                  6.5.2 INTEREST. If all or part of any indemnification obligation under this Agreement is disputed or is otherwise not paid when due, then upon resolution of the claim the Indemnifying Party shall pay on demand to the Indemnified Party interest at the Agreed Rate on that part of the obligation for each day from the date the amount became due until payment in full.

                  6.5.3 DISPUTED CLAIMS. If the Indemnifying Party shall notify the Indemnified Party during the Notice Period that it disputes any claim for indemnification (the "Disputed Claim"), the Disputed Claim shall be subject to the dispute resolution procedures provided in this Agreement.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

         7.1    CONDITIONS  PRECEDENT  OF  BUYER.    The obligations of Buyer to
     consummate the transactions contemplated by this Agreement are subject to the following conditions:

                  7.1.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Seller contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof, or in connection with the transactions contemplated hereby, were true and complete when made, and shall be true and complete on and as of the Closing Date as though such representations and warranties were made in all material respects at and as of such date except as otherwise expressly provided herein.


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

                  7.1.2 COMPLIANCE WITH AGREEMENT. On and as of the Closing Date, Seller and Target shall have performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by them prior to or on the Closing Date.

                  7.1.3 APPROVAL OF PROCEEDINGS. All actions, proceedings, instruments and documents required of Seller to carry out this Agreement, or incidental thereto, and all other related legal matters shall have been approved by William Vincent Walker, as counsel for Buyer, which approval shall not be unreasonably withheld.

                  7.1.4 OPINION OF COUNSEL. There shall have been delivered to Buyer the opinion of counsel for Seller, dated the Closing Date and in the form set forth on Exhibit E.

                  7.1.5  CONVEYANCE.   Seller  shall  execute,  acknowledge  and
         deliver to Buyer such other documents as may be necessary to carry out the purposes of this Agreement.

                  7.1.6 NO MATERIAL ADVERSE CHANGE. There shall not have occurred with respect to Target any material adverse change in the condition or value thereof since the execution of this Agreement other than changes in the ordinary course of business.

         7.2      CONDITIONS PRECEDENT OF SELLER.   The obligations of Seller to
         consummate the transactions contemplated by this Agreement are subject to the following conditions:

                  7.2.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Buyer contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof, or in connection with the transactions contemplated hereby, were true and complete when made, and shall be true and complete on and as of the Closing Date as though such representations and warranties were made at and as of such date except as otherwise expressly provided herein.

                  7.2.2 COMPLIANCE WITH AGREEMENT. On and as of the Closing Date, Buyer shall have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

                  7.2.3 CERTIFIED RESOLUTIONS AND OFFICERS' CERTIFICATE. Buyer shall have delivered to Seller

                  (a) a certificate dated the Closing Date signed by the Secretary of Buyer with respect to the action of Buyer's Board of Directors authorizing the transactions contemplated by this Agreement in accordance with Buyer's Corporate Documents, and

                  (b) a certificate dated the Closing Date and signed by the President of Buyer certifying in such detail as Seller may reasonably request to the fulfillment of the conditions specified in Sections
         7.2.1 and 7.2.2.

                  7.2.4  APPROVAL  OF  PROCEEDINGS.  All  actions,  proceedings,

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

         instruments and documents required for Buyer to carry out this Agreement, or incidental thereto, and all other related legal matters shall have been approved by counsel for Seller, which approval shall not be unreasonably withheld.

                   7.2.5 OPINION OF COUNSEL. There shall have been delivered to Seller an opinion of William Vincent Walker, dated the Closing Date and in the form set forth on Exhibit F.

                   7.2.6 EMPLOYMENT AGREEMENTS. Target shall have executed Employment Agreements with Peter Leon and Paul S. Rubeo dated the Closing Date and in the forms set forth on Exhibits A-1 and A-2, respectively.

                   7.2.7 FUTURE FUNDING. Buyer shall have arranged for a minimum of $250,000.00 of additional working capital for the Target to be employed under a business and marketing plan be acceptable to Buyer.

                  7.2.8 INJUNCTION. On the Closing Date, there shall be no injunction, writ, or preliminary restraining order or any order of any nature issued by a court or other Governmental Body of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided or imposing any conditions on the consummation of the transactions contemplated hereby and no material proceeding or lawsuit shall have been commenced or threatened by any Governmental Body or other Person with respect to any of the transactions contemplated by this Agreement.

                  7.2.9 CONVEYANCE. Buyer shall execute, acknowledge and deliver to Seller such documents as may be necessary to carry out the purposes of this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 NOTICES. All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given or delivered if

                  8.1.1   delivered by hand,

                  8.1.2 delivered by a recognized overnight commercial courier (receipt requested), or

                  8.1.3 sent by telecopier  (with receipt  confirmed),  provided

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

         that a copy is promptly thereafter mailed in the United States by first-class postage prepaid mail,

to the Party as follows (or to such other address as any Party shall have last designated by 15 days' notice to the other Party).

                  If to Seller:
                  2701 East Oakland Park Bld.
                  Fort Lauderdale, Florida
                  Attn: Peter Leon
                  Telecopier:  (954) 568-9553

                  If to Buyer:
                  E-Pawn.com, Inc.
                  2855 University Drive, Suite 200
                  Coral Springs,  Florida  33065
                  Attn: Steve Bazsuly
                  Telecopier:  (954) 227-7395

A notice shall also be deemed given if an original, photocopy or facsimile is actually received by the Persons designated to receive notice, regardless of the manner of transmission.

         8.2 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of Florida without reference to principles of conflicts of laws, with venue established in the State Courts of Broward County, Florida, and the United States District Court for the Southern District of Florida.

         8.3 ASSIGNMENT. This Agreement and the rights and obligations created hereunder shall not be assigned prior to Closing by either Party except that Buyer may assign its rights to a single Affiliate of Buyer provided Buyer remains primarily liable for the performance of all obligations hereunder. Subsequent to Closing either Party may assign their obligations hereunder to an Affiliate provided the Party remains primarily liable for the performance of the Party's obligations hereunder. Subsequent to Closing neither Party may assign its rights or interests under this Agreement except in connection with a sale of all or substantially all of Target Shares or in connection with a merger or similar transaction. Any party into which Buyer is merged or to which Buyer sells all or substantially all of its assets shall agree to assume all of Buyer's obligations hereunder as a condition to any such transaction.

         8.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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

         8.5 INVALIDITY. If any of the provisions of this Agreement including the Exhibits is held invalid or unenforceable, such invalidity or unenforceability shall not affect in any way the validity or enforceability of any other provision of this Agreement. In the event any provision is held invalid or unenforceable, the Parties shall attempt to agree on a valid or enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the tenor of this Agreement and, on so agreeing, shall incorporate such substitute provision in this Agreement.

         8.6 ENTIRE  AGREEMENT AND  CONSTRUCTION.  This  Agreement  contains the entire agreement between the Parties with respect to the transactions contemplated hereby and all prior understandings and agreements shall merge herein. There are no additional terms, whether consistent or inconsistent, oral or written, which are intended to be part of the Parties' understandings which have not been incorporated into this Agreement and the Exhibits which have been incorporated herein by reference. The Parties agree that they have jointly participated in the drafting and preparation of this Agreement and that the language of this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any of the Parties hereto.

         8.7 EXPENSES. Except as otherwise expressly provided herein, each Party shall bear its own fees, costs and expenses in connection with the transactions contemplated herein, including, without limitation, all legal and accounting fees and disbursements and fees and expenses of other advisors retained by such Party.

         8.8     WAIVERS AND AMENDMENTS.  All amendments and other modifications
hereof shall be in writing and signed by each of the Parties.   Either Party may
by written instrument:

                  8.8.1 waive any inaccuracies in any of the representations or warranties made to it by any other Party contained in this Agreement or in any instruments and documents delivered to it pursuant to this Agreement;

                  8.8.2 waive compliance or performance by the other Party with or of any of the covenants or agreements made to it by the other Party contained in this Agreement; or

                  8.8.3    waive any of its conditions precedent to Closing;

                  The delay or failure on the part of a Party hereto to insist, in any one instance or more, upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege herein conferred shall not be construed as a wavier of any such terms, conditions, rights or privileges but the same shall continue and remain in full force and effect. All rights and remedies

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

         are cumulative. The waiver of a condition to Closing by a Party regarding a warranty, representation or covenant shall not constitute a waiver of a breach of such warranty, representation or covenant; provided, however, that the Parties shall attempt in good faith to agree prior to Closing upon the resolution of a breach of a representation, warranty or covenant that arises after the date of this Agreement which could result in liability to the breaching Party and of which the other Party has actual Knowledge, and if the Parties cannot agree upon a resolution, the breach shall be deemed waived if the Closing occurs.

         8.9 SURVIVAL OF WARRANTIES, REPRESENTATIONS AND COVENANTS. All representations and warranties contained in this Agreement shall survive the Closing and continue with respect to claims made on or before one year following the Closing Date, except Environmental Claims which shall survive for two years.

         8.10 SECTION HEADINGS. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the interpretation of any provision thereof.

         8.11     TERMINATION.  This Agreement may be terminated

                  8.11.1 by mutual written consent of the Parties at any time prior to the Closing;

                  8.11.2 by Buyer by notice to Seller given on or before the Closing Date, if Buyer shall discover any material fact or condition existing that is at variance with any of the representations and warranties of Seller contained in this Agreement;

                  8.11.3 by Seller by notice to Buyer given on or before the Closing Date, if Seller shall discover any material fact or condition existing that is at variance with any of the representations and warranties of Buyer contained in this Agreement; or

                  8.11.4 by Seller or Buyer if the Closing shall not have occurred on or before August 15, 2000 other than through the fault of the terminating Party.

         Upon any termination the Parties shall have no further obligations under this Agreement, except that the provisions of Sections 8.1 through 8.8, 8.10, and 8.12 shall remain in full force and effect.

         8.12     DISPUTE RESOLUTION.   Except  as  expressly  provided  to  the
contrary in this Agreement, the parties shall submit every dispute relating to this Agreement to binding arbitration as follows:

                  8.12.1 SELECTION OF ARBITRATOR. The Parties shall use reasonable efforts to select a mutually acceptable arbitrator. If the Parties fail to agree on an arbitrator within 15 days, either Party may request the judge of the United States District Court for the Southern District of Florida having greatest tenure, but not yet on retired or senior status, to appoint an arbitrator. If that judge fails to do so within 30 days, either Party may request the judge of that court next senior to name the arbitrator, and if that judge fails to do so after 10 days, either Party may make the request of the judge of that court next senior, and so on, until the arbitrator is appointed.

                  8.12.2 QUALIFICATIONS OF ARBITRATOR. Each arbitrator shall be knowledgeable about matters affecting the issue(s) for which such arbitrator is appointed (and where applicable, shall be a professional in the matter of dispute) or shall be a former member of the Florida or federal judiciary, and shall be required to meet the qualification requirements of the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules"). If prior to rendering a decision an arbitrator resigns or becomes unable to serve, the arbitrator will be replaced using the mechanism set forth herein.

                  8.12.3 SUIT PROHIBITED. No Party will commence or prosecute any suit or action against another Party other than as may be necessary to compel arbitration or to enforce the award of an arbitrator.

                  8.12.4 DAMAGES. The arbitrator shall not have any authority to award consequential, exemplary or punitive damages. Any liability of Seller under this Agreement shall not exceed the value of the Final Purchase Consideration received by the Seller hereunder. The sole forum for the arbitration shall be Fort Lauderdale, Florida, and all hearings shall be conducted in Fort Lauderdale, Florida.

                  8.12.5 DECISION. The decision of the arbitrator shall be rendered in writing and shall be final and binding upon the Parties. Any Party shall have the right to entry of judgment, by any court of competent jurisdiction, upon the decision of the arbitrator. Unless declared otherwise by the arbitrator:

                  (a) the expenses of arbitration, including compensation to the aribtrator, shall be borne equally by the Parties;

                  (b) each Party shall bear the compensation and expenses of its own counsel, witnesses and employees; and

                  (c) if the testimony of a witness is obtained by both Parties, the costs associated with obtaining such testimony shall be borne equally between the Parties.

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



                  8.12.6 AAA RULES. Matters not specifically provided for herein shall be governed by the AAA Rules on procedure matters and by laws of the State of Florida and United States of America on substantive law matters.

         In Witness Whereof, the Parties hereto have entered into this Agreement as of the date first herein above written.

BUYER:

E-PAWN.COM, INC.

By:


SELLER:


-------------------                                      -----------------------
Peter Leon                                               Paul S. Rubeo



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